  Exhibit 10.71
AMENDMENT TO CONVERTIBLE NOTE

This Amendment to Convertible Note (this “Amendment”) is entered into as of January 31, 2021 (the “Effective Date”), by and between GT Biopharma, Inc., a Delaware corporation (the “Borrower”) and Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B (the “Holder” and together with the Borrower, the “Parties”) with respect to that certain Convertible Note Due January 31, 2021, dated December 22, 2020, in the original principal amount of $500,000 (the “Note”). Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Note.

RECITALS

A.           The Borrower promised to pay to the Holder the principal amount of the Note on the Maturity Date (as defined and set forth in the Note).

B.           The Maturity Date as set forth in the Note was set at January 31, 2021.

C.           The Company has requested that the Maturity Date be extended to February 15, 2021, and the Holder is willing to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements therein, , and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Extension of Maturity Date. The Maturity Date shall be changed to February 15, 2021, effective as of the Effective Date.

Section 2. No Other Modification. The amendment set forth in Section 1 is effective only for the express purposes set forth herein, is limited precisely as written and shall not constitute or be deemed to constitute an amendment, waiver or modification of, or consent to any deviation from, the terms and conditions of the Note, except as expressly set forth herein, and shall not prejudice any right or remedy which the Holder may now have or may have in the future under or in connection with the Note. Except as expressly set forth herein, the Note shall remain in full force and effect and is hereby confirmed and ratified in all respects.

Section 3. Incorporation by Reference. The terms and provisions of Section 9 (Miscellaneous) of the Note are hereby incorporated by reference and shall apply to this Amendment mutatis mutandis as if fully set forth herein.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

GT BIOPHARMA, INC.

By: /s/ Michael Handelman
Name: Michael Handelman
Title: Chief Financial Officer

ALTO OPPORTUNITY MASTER FUND, SPC - SEGREGATED MASTER PORTFOLIO B

By: /s/ Waqas Khatri
Name: Waqas Khatri
Title: Director
Signature Page to Amendment to Convertible Note